Filed Pursuant to Rule 497

Securities Act File No. 333-212436

NEWTEK BUSINESS SERVICES CORP.

Supplement No. 4, dated December 6, 2017

to

Prospectus Supplement, dated September 6, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Newtek Business Services Corp. (the “Company”), dated August 29, 2017 (the “Prospectus”), as supplemented by the Prospectus Supplement dated September 6, 2017, the Prospectus Supplement dated October 20, 2017, the Prospectus Supplement dated November 14, 2017, and the Prospectus Supplement dated November 29, 2017 (together, the “Prospectus Supplements”), which relate to the sale of shares of common stock of the Company in an “at the market” offering pursuant to an equity distribution agreement, dated as of September 6, 2017, with JMP Securities LLC, Compass Point Research & Trading, LLC, Ladenburg Thalmann & Co. Inc., and D.A. Davidson & Co. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplements or Prospectus, as applicable.

You should carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest.

Status of Our Offerings

On March 20, 2017, we established an at the market program to which this Supplement No. 4, dated December 6, 2017, and the Prospectus Supplements relate, and through which we may sell, from time to time at our sole discretion, up to 2,900,000 shares of our common stock. As of the date hereof, we have sold 921,339 shares of our common stock for net proceeds of approximately $15,682,000, after sales commissions to the Placement Agents of $320,000 and offering costs, under the at the market program. As a result, 1,978,661 shares of our common stock remain available for sale under the at the market program.

Recent Developments

On December 6, 2017, the Company closed on its eighth and largest small business loan securitization, with the sale of $75,426,000 of Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2017-1, consisting of $58,111,000 of Class A Notes and $17,315,000 Class B Notes (collectively, the “Notes”), rated “A” and “BBB-”, respectively, by Standard and Poor’s Financial Services LLC. The Notes had a 79.50% advance rate, and were priced at an average initial yield of 3.59% (Note interest rates will be floating rate) across both classes.

The Notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of SBA 7(a) loans made by Newtek Small Business Finance, LLC (“NSBF”) pursuant to Section 7(a) of the Small Business Act of 1953, and overcollateralized by NSBF’s participation interest in the unguaranteed portions. Deutsche Bank Securities Inc. acted as Sole Book Running Manager and Capital One Securities, Inc. acted as Co-Manager for the offering.